UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2007
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, New Mexico  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On September 28, 2007, EMCORE Corporation issued a press release announcing that it expects to be compliant with the Securities and Exchange Commission (the “SEC”) and the NASDAQ in October 2007.

Status of SEC Filings

Since the completion of the investigation by the Special Committee of the Board of Directors (the “Board”) of EMCORE Corporation (the “Company”), the Company has focused on determining the appropriate measurement dates for all historical stock option grants which have been incorrectly dated, and on making corresponding accounting adjustments to the Company’s historical and current financial statements where appropriate. The Company believes that it has determined the appropriate measurement dates for all misdated stock option grants and has determined the accounting impact for those grants.  We have concluded our accounting and financial review and the additional stock-based compensation charge remains unchanged as reported in November 2006.

The Company and its legal and accounting advisors are working diligently to complete the remaining steps necessary to become current in its SEC reporting obligations.  While the Company intends to file the required reports as soon as practicable, management and the Board also recognize the importance of accurate reporting and the timeframes required by the Company to complete its Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2006, March 31, 2007, and June 30, 2007.  We expect these outstanding periodic reports to be filed with the SEC in October 2007.

*           *           *

Forward-Looking Statement

This announcement includes a forward-looking statement within the meaning of the Private Securities Litigation Reform Act regarding the timing in which the Company expects to become current in its reporting obligations under the Securities Exchange Act of 1934 and under the NASDAQ Marketplace Rules.   This statement involves uncertainties that may cause the actual timing in which the Company becomes current in its reporting obligations to differ materially from the Company’s current expectations.   The Company is hopeful that these reports when filed will enable us to regain compliance with NASDAQ and SEC filing requirements.   While there can be no assurance that the Company will become compliant with NASDAQ requirements that it file its periodic reports and restatement before the NASDAQ Listing and Hearing Review Council takes any action lifting the stay, the Company continues to work diligently to do so.  This forward-looking statement is made as of the date hereof, and the Company does not assume any obligation to update the statement.

A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report.

ITEM 9.01 Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit Number	Description
99.1	Press release, dated September 28, 2007, issued by EMCORE Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: September 28, 2007	By: /s/ Adam Gushard Name: Adam Gushard Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated September 28, 2007, issued by EMCORE Corporation.